2Q 2023 Earnings Supplemental Presentation August 3, 2023 © 2023 Envestnet, Inc. All rights reserved.

2 Safe Harbor Disclosure The forward-looking statements made in this presentation concerning, among other things, Envestnet, Inc.’s expected financial performance and outlook for the second quarter and full year of 2023, its strategic and operational plans and growth strategy, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, and the Company’s actual results could differ materially from the results expressed or implied by such forward-looking statements. Furthermore, reported results should not be considered as an indication of future performance. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this presentation include, but are not limited to, the concentration of our revenue from the delivery of our solutions and services to clients in the financial services industry; our reliance on a limited number of clients for a material portion of our revenue; the renegotiation of fees by our clients; changes in the estimates of fair value of reporting units or of long-lived assets; the amount of our debt and our ability to service our debt; limitations on our ability to access information from third parties or charges for accessing such information; the targeting of some of our sales efforts at large financial institutions and large financial technology (“FinTech”) companies which prolongs sales cycles, requires substantial upfront sales costs and results in less predictability in completing some of our sales; changes in investing patterns on the assets on which we derive revenue and the freedom of investors to redeem or withdraw investments generally at any time; the impact of fluctuations in market conditions and interest rates on the demand for our products and services and the value of assets under management or administration; our ability to keep up with rapid technological change, evolving industry standards or changing requirements of clients; risks associated with our international operations; the competitiveness of our solutions and services as compared to those of others; liabilities associated with potential, perceived or actual breaches of fiduciary duties and/or conflicts of interest; harm to our reputation; our ability to successfully identify potential acquisition candidates, complete acquisitions and successfully integrate acquired companies; our ability to successfully execute the conversion of clients’ assets from their technology platform to our technology platforms in a timely and accurate manner; the failure to protect our intellectual property rights; our ability to introduce new solutions and services and enhancements; our ability to maintain the security and integrity of our systems and facilities and to maintain the privacy of personal information and potential liabilities for data security breaches; the effect of privacy laws and regulations, industry standards and contractual obligations and changes to these laws, regulations, standards and obligations on how we operate our business and the negative effects of failure to comply with these requirements; regulatory compliance failures; failure by our customers to obtain proper permissions or waivers for our use of disclosure of information; adverse judicial or regulatory proceedings against us; failure of our solutions, services or systems, or those of third parties on which we rely, to work properly; potential liability for use of inaccurate information by third parties provided by us; the occurrence of a deemed “change of control”; the uncertainty of the application and interpretation of certain tax laws; issuances of additional shares of common stock or issuances of shares of preferred stock or convertible securities on our existing stockholders; changes in the level of inflation; general economic, political and regulatory conditions; changes in trade, monetary and fiscal policies and laws; global events, natural disasters, environmental disasters, terrorist attacks and pandemics or health crises, including their impact on the economy and trading markets; social, environmental and sustainability concerns that may arise, including from our business activities; and management’s response to these factors. More information regarding these and other risks, uncertainties and factors is contained in our filings with the Securities and Exchange Commission (“SEC”) which are available on the SEC’s website at www.sec.gov or our Investor Relations website at http://investor.envestnet.com/. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this presentation. All information in this presentation is as of August 3, 2023, and, unless required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this presentation or to report the occurrence of unanticipated events. © 2023 Envestnet, Inc. All rights reserved.

3 Non-GAAP Disclosure Statement This presentation contains the non-GAAP financial measures, “adjusted revenue”, “adjusted EBITDA”, “adjusted net income” and “adjusted net income per diluted share”. • “Adjusted revenue” excludes the effect of purchase accounting on the fair value of acquired deferred revenue. On January 1, 2022, the Company adopted ASU 2021-08 whereby it now accounts for contract assets and contract liabilities obtained upon a business combination in accordance with ASC 606. Prior to the adoption of ASU 2021-08, we recorded at fair value the acquired deferred revenue for contracts in effect at the time the entities were acquired. Consequently, revenue related to acquired entities for periods subsequent to the acquisition did not reflect the full amount of revenue that would have been recorded by these entities had they remained stand-alone entities. Adjusted revenue has limitations as a financial measure, should be considered as supplemental in nature and is not meant as a substitute for revenue prepared in accordance with GAAP. • “Adjusted EBITDA” represents net income (loss) before deferred revenue fair value adjustment, interest income, interest expense, income tax provision (benefit), depreciation and amortization, non-cash compensation expense, restructuring charges and transaction costs, severance, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustment to investment in private company, dilution gain on equity method investee share issuance, loss allocations from equity method investments and (income) loss attributable to non-controlling interest. • “Adjusted net income” represents net income (loss) before income tax provision (benefit), deferred revenue fair value adjustment, non-cash interest expense, cash interest on our convertible notes, non-cash compensation expense, restructuring charges and transaction costs, severance, amortization of acquired intangibles, litigation, regulatory and other governance related expenses, foreign currency, non-income tax expense adjustment, fair market value adjustment to investment in private company, dilution gain on equity method investee share issuance, loss allocations from equity method investments and (income) loss attributable to non-controlling interest. Reconciling items are presented gross of tax, and a normalized tax rate is applied to the total of all reconciling items to arrive at adjusted net income. The normalized tax rate is based solely on the estimated blended statutory income tax rates in the jurisdictions in which we operate. We monitor the normalized tax rate based on events or trends that could materially impact the rate, including tax legislation changes and changes in the geographic mix of our operations. • “Adjusted net income per diluted share” represents adjusted net income attributable to common stockholders divided by the diluted number of weighted-average shares outstanding. For purposes of the adjusted net income per share calculation, we assume all potential shares to be issued in connection with our convertible notes are dilutive. These measures are not calculated in accordance with GAAP and may be calculated differently than similar non-GAAP measures for other companies. Quantitative reconciliations of our non-GAAP financial information to the most directly comparable GAAP information appear in the appendix to this presentation. Reconciliations are not provided for guidance on such measures as we are unable to predict the amounts to be adjusted, such as the GAAP tax provision. Our non-GAAP financial measures should not be viewed as a substitute for revenue, net income (loss) or net income (loss) per share determined in accordance with GAAP. © 2023 Envestnet, Inc. All rights reserved.

4 2Q23 YoY Change $312.5 (2.0)% $57.8 1.2% $0.46 (6.1)% Envestnet Key Metrics MISSION Our mission is to empower advisors and financial service providers with innovative technology, solutions, and intelligence to make financial wellness a reality for everyone. STRATEGY • Capture more of the addressable market • Modernize the digital engagement marketplace • Open the platform to the ecosystem Adjusted Revenue* (in $millions) Adjusted EBITDA* (in $millions) Adjusted Net Income per Diluted Share* Client Assets $5.4 trillion+ Number of Advisors 107,000+ Number of Accounts ~18.7 million Total Number of Paying Users 37 million+ Total Firms on D&A Platforms 1,800+ Key Business Metrics Key Financial Metrics © 2023 Envestnet, Inc. All rights reserved. *Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures.

5 Envestnet is orchestrating the ecosystem that makes possible a connected, Intelligent Financial Life Scaled, cloud-native technology The widest and growing universe of solutions Get out of debt Start saving Start investing Estate planningAccumulating Decumulating RIAs, Broker-dealers, Fintechs, Embedders Financial Planning, Education, and Behavioral Coaching Investing Alternatives Insurance Credit Retirement Trust Health TM © 2023 Envestnet, Inc. All rights reserved. Data drives actionable intelligence

6 2023 Second Quarter Results 3Q22 Outlook 2Q23 GAAP Results 2Q23 Adjusted Results** YoY Change (%)* Revenue $312.4 $312.5 (2.0)% Adjusted EBITDA** -- $57.8 1.2% Net Income per Diluted Share $(0.39) $0.46 (6.1)% *YoY change represents 2Q23 results vs. 2Q22 results for Adjusted Results. **Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures. (in $millions except for per share amounts) © 2023 Envestnet, Inc. All rights reserved.

7 2023 Full Year Outlook 3Q22 Outlook FY23 Outlook (5/4/23) Updated FY23 Outlook Updated change vs. initial midpoint Adjusted revenue* $1,260 – $1,270 $1,252 - $1,259 (0.8)% Adjusted EBITDA* $253 – $260 $255 – $260 0.4% Adjusted EBITDA* Margin 20.1% – 20.5% 20.4% – 20.7% 1.2% Normalized effective tax rate 25.5% 25.5% n/a Diluted shares outstanding 66.2 66.0 (0.3)% Adjusted Net Income per Diluted Share* $2.11 – $2.19 $2.09 – $2.15 (1.4)% *Non-GAAP financial measure. Reconciliations are not provided for guidance on such measures as the Company is unable to predict the amounts to be adjusted, such as the GAAP tax provision. © 2023 Envestnet, Inc. All rights reserved. (in $millions except for per share amounts)

© 2023 Envestnet, Inc. All rights reserved. “I think that people underestimate how challenging it is to build something like Envestnet,” Bruckenstein said. “Envestnet has finally made major strides bringing all of their silos together. I don’t think anyone else is close.” From InvestmentNews article, 2023 Joel Bruckenstein, CFS, CMFC, CFP® Founder & Publisher, T3 Consulting Services

9 Market Scale with Industry Leading Solutions 17,000+ data sources 400 million+ linked consumer accounts 37 million+ Paid Users 700+ Fintech Companies 107,000+ advisors $5.4 trillion+ in assets ~18.7 million investor accounts 16 of 20 of the largest U.S. Banks* 47 of 50 of the largest wealth management and brokerage firms* 500+ of the largest Registered Investment Advisers* Metrics as of June 30, 2023 *Metrics as of March 31, 2023 © 2023 Envestnet, Inc. All rights reserved.

10 Path to Adjusted EBITDA* Margin Expansion Custody Net Interest Income Scale from Revenue Growth and Operational Efficiency 17.8% 25% (Target) AUM/A: o RIA Managed Accounts o Retirement o Insurance o High Net Worth o Brokerage to Managed o Personalized Inv Solutions Subscription: o Wealth Data Platform o Retirement o Agg & Verification o Asset Mgr. Partnerships Organic Revenue Growth + Accelerants: 2022 20252023 ~20.5% (Target) o Automation o Integration o Modernizing the Platform o Organization o Outsourcing o Real Estate Additional Opportunity © 2023 Envestnet, Inc. All rights reserved. (up ~270 basis points) Leveraging Efficiency and Scale Creating Efficiency & Expense Reduction *Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures.

11 Total Platform Assets & Accounts Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Total Platform Assets $4,990.2 $4,800.9 $5,090.7 $5,310.1 $5,422.2 1st Party Managed $28.4 $27.0 $28.8 $31.4 $32.7 AUM $325.2 $315.9 $341.1 $363.2 $384.8 AUA $352.8 $350.6 $367.4 $379.8 $394.1 Subscription $4,312.1 $4,134.4 $4,382.1 $4,567.0 $4,643.3 Assets (in $billions) Q2'22 Q3'22 Q4'22 Q1'23 Q2 '23 Total Accounts 17.9 18.3 18.3 18.5 18.7 1st Party Managed 0.2 0.2 0.2 0.2 0.2 AUM 1.5 1.5 1.5 1.6 1.6 AUA 1.1 1.1 1.1 1.1 1.1 Subscription 15.3 15.6 15.7 15.8 15.9 Accounts (in millions) Growth by Segment Accounts Q2 2023 YoY Growth 1st Party Managed* 0% AUM 8% AUA 8% Subscription 4% Growth by Segment Assets Q2 2023 YoY Growth 1st Party Managed* 15% AUM 18% AUA 12% Subscription 8% *1st party managed represents assets directly managed, and overlay services provided, by Envestnet Asset Management. These accounts and assets are a component of AUM. © 2023 Envestnet, Inc. All rights reserved.

12 7% 9% 13% 8% 7% 8% 10% 5% 5% 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 2023 YTD represents annualized data for the first 3 months of 2023 Source: Cerulli Lodestar 41.6% 43.2% 46.6% 48.1% 49.7% 51.2% 53.8% 2015 2016 2017 2018 2019 2020 2021 Secular Tailwinds Growth Opportunity Source: Cerulli Associates, “U.S. Broker/Dealer Marketplace 2022” Source: InvestmentNews, “2022 InvestmentNews Adviser Technology Study” Source: NewVantage Partners, “Data and AI Leadership Executive Survey 2022”; survey of senior executives at financial services (60%), healthcare/life sciences (21%), and other (19%) companies Wealth Management Firm Tech Expenditure as a Percentage of Revenue (median) 3.10% 3.19% 3.23% 3.22% 3.69% 3.69% 3.73% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 2015 2016 2017 2018 2019 2020 2021 Fee-Based Assets as a Percentage of Total Advisor-Managed Assets Organic Asset Growth Rates for the Managed Accounts Industry Percentage of Organizations Reporting an Increase in Data and AI Investments for 2022 92% 8% Investment is increasing Investment is not increasing © 2023 Envestnet, Inc. All rights reserved.

13 $1.3 $1.7 $2.8 $3.8 $4.6 $5.7 $5.1 $5.4$5.2 $6.4 $6.5 $7.9 $9.3 $11.9 $9.9 est $11.0 est 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Industry Envestnet Enabling our Clients’ Growth (1) Calculated as Envestnet AUM divided by total managed account industry assets, excluding the wirehouse and direct channels; (2) Represents a market share figure as of Q1 2023. Industry data was sourced from Cerulli U.S. Broker/Dealer Marketplace 2022 and Cerulli Lodestar. 2022 and Q2 2023 industry fee-based asset data are Envestnet estimates. Total Assets on Envestnet’s Platform vs. Advice Industry Fee-Based Assets Excluding Wirehouses (in $trillions) AUM/A Net Flows ($ billions) Platform Accounts (millions) Envestnet Metrics: © 2023 Envestnet, Inc. All rights reserved. Managed Acct Market Share(1) 5.6% 5.6% 5.7% 6.2% 6.5% 7.1% 7.4% 7.4%(2) $37 $59 $68 $60 $64 $89 $57 $30 6.1 7.0 10.9 11.9 13.4 17.5 18.3 18.7

14 Strong Balance Sheet and Liquidity Capital Position as of June 30, 2023 (in $millions) Cash and Cash Equivalents $59.0 Annual Cash Interest Expense $19.4(1) Debt (in $millions) Outstanding on Revolving Line of Credit ($480) $20.0(3) Revolving Line of Credit SOFR + spread(2) Convertible Debt Maturing 2025 $317.5 Convertible Debt 2025 0.75% coupon Convertible Debt Maturing 2027 $575.0 Convertible Debt 2027 2.625% coupon Net Leverage Ratio 3.9x(4) © 2023 Envestnet, Inc. All rights reserved. (1) Annual Cash Interest Expense reflects 2023 forecast based on current debt and includes bank facility fees (2) We estimate the spread to be Adjusted SOFR + 225 bps based on our current leverage ratio (3) On July 19, 2023, the outstanding borrowings under the revolving credit facility were repaid and the remaining available balance was $500 million (4) Net Leverage Ratio is calculated as End of Quarter Net Debt / Trailing Twelve Months Adj. EBITDA

15 Key Factors To Our Success 1 Leading competitive market position – WealthTech, Solutions, and Data & Analytics 2 Secular tailwinds and opportunities to seize growth 3 Vast market opportunity with organic growth potential 4 Our investments deepen client engagement and expand addressable market 5 Compelling business model with recurring revenue and operating leverage 6 Integrated offering with partnership and acquisition opportunity © 2023 Envestnet, Inc. All rights reserved.

Proven Record of Innovation and Growth Cloud-based TAMP Advisor-as- Portfolio- Manager UMA Tamarac RIA solution Advice-centric platform Data Aggregation Financial planning TAMP Integrated Wealth Platform Financial Wellness Ecosystem Fully mobile WM platform Advisor Credit Exchange TM POWERED BY Credit Exchange Retirement Solutions Trust Services Exchange Insurance Exchange Advanced AI recommendations Client apps Developer tools © 2023 Envestnet, Inc. All rights reserved. Healthpilot

17 ENV Committed to Corporate Social Responsibility Envestnet is committed to empowering Financial Wellness for our communities, our employees, our advisors, and their clients Social & Human Rights Envestnet conducts our business in a responsible manner for our communities, our employees, our advisors and their clients. We fully support the basic rights of all individuals, follow fair and ethical labor practices and provide meaningful opportunities for development for our employees, promote giving back to the communities where we live and work and offer access to responsible investing. Commitment to the Environment We recognize that a healthy, sustainable future requires environmental stewardship, and we are committed to being mindful of the resources we consume. We continue to explore ways to further improve operational effectiveness and decrease our energy usage and carbon emissions. Strong Corporate Governance We are committed to the long-term success of Envestnet, as well as our shareholders, customers and employees, through strong corporate governance and ethical business practices. © 2023 Envestnet, Inc. All rights reserved.

Appendix

19 Illustrative Market Impact on Annualized Financials Assuming +/-5% market change(1) (in $millions) ~$38 Asset-based revenues Management has visibility into expected performance allowing operating decisions that may impact hiring plans, variable compensation and other spending initiatives. ~$23 Direct Expense ~$15 Adjusted EBITDA(1) unmitigated (1)Amounts represent annualized impact applicable to a 5% change in asset values on 2Q23 Annualized Revenue *Non-GAAP financial measure. See Non-GAAP Disclosure Statement and Appendix for definitions and reconciliations of non-GAAP measures. © 2023 Envestnet, Inc. All rights reserved.

20 Illustrative Market Impact Calculations • Approximately 80% of our asset-based revenue is billed quarterly, in advance. As such, the majority of any market impact would be seen in future quarters. • More than half of our asset-based revenue is paid to third party managers and strategists. This naturally reduces the impact on our profit from a market decline. • This represents the unmitigated impact. Depending on the severity of the impact, management may choose to offset a portion of this impact through lower variable compensation, and changing its discretionary hiring and spending plans. © 2023 Envestnet, Inc. All rights reserved. Illustrative Market Impact Model Assumptions ($ in millions) Total Revenue 2Q23 revenue, annualized $1,250 x % asset-based ~60% of total revenue 60% x % Blended Market Change(a) See below calculation -5% = Revenue impact ($38) - Impact on asset-based direct expenses ~60% of asset-based revenue ($23) = Impact on Adjusted EBITDA(1) Unmitigated impact ($15) (a)Blended Market Change % exposure to equity 60% equity allocation 60% x % equity market performance Assuming 5% equity market decline -5% + % exposure to bond market 40% bond allocation 40% x % bond market performance Assuming 5% bond market decline -5% = Blended Market Change -5%

21 Outlook Table The Company provided the following outlook for the quarter ending September 30, 2023, and full year ending December 31, 2023. This outlook is based on the market value of assets on June 30, 2023. We caution that we cannot predict the market value of our assets on any future date. See slide 2 for more information. In Millions Except Adjusted EPS 3Q 2023 GAAP: Revenue: Asset-based $ 192.5 – 194.0 Subscription-based $ 117.5 – 118.5 Total recurring revenue $ 310.0 – 312.5 Professional services and other revenue $ 6.0 – 6.5 Total Revenue: $ 316.0 – 319.0 Asset-based direct expense $ 113.5 – 114.0 Total direct expense $ 120.5 – 121.0 Net income (a) Diluted shares outstanding 65.9 Net income per diluted share (a) Non-GAAP: Adjusted revenue(1): Asset-based $ 192.5 – 194.0 Subscription-based $ 117.5 – 118.5 Total recurring revenue $ 310.0 – 312.5 Professional services and other revenue $ 6.0 – 6.5 Total Adjusted Revenue: $ 316.0 – 319.0 Adjusted EBITDA(1) $ 64.0 – 66.0 Adjusted Net Income per Diluted Share(1) $ 0.52 – 0.54 FY 2023 $ 1,252.0 – 1,259.0 (a) 66.0 (a) $ 1,252.0 – 1,259.0 $ 255.0 – 260.0 $ 2.09 – 2.15 (a) The Company does not forecast net income and net income per diluted share due to the unpredictable nature of various items adjusted for non-GAAP disclosure purposes, including the periodic GAAP income tax provision. (1) Non-GAAP financial measure. Reconciliations are not provided for guidance on such measures as the Company is unable to predict the amounts to be adjusted, such as the GAAP tax provision. © 2023 Envestnet, Inc. All rights reserved.

22 Reconciliation of Non-GAAP Financial Measures © 2023 Envestnet, Inc. All rights reserved. Three Months Ended June 30, (in thousands) (unaudited) 2023 2022 Total revenue $ 312,434 $ 318,852 Deferred revenue fair value adjustment 17 54 Adjusted revenue $ 312,451 $ 318,906 Net loss $ (23,132) $ (24,268) Add (deduct): Deferred revenue fair value adjustment 17 54 Interest income (1,656) (713) Interest expense 6,531 4,212 Income tax provision (benefit) 418 (5,833) Depreciation and amortization 33,806 32,182 Non-cash compensation expense 21,390 23,504 Restructuring charges and transaction costs 6,508 21,026 Severance 8,234 7,148 Litigation, regulatory and other governance related expenses 2,145 4,306 Foreign currency 74 413 Non-income tax expense adjustment (30) 189 Fair market value adjustment to investment in private company 67 — Dilution gain on equity method investee share issuance (546) (6,934) Loss allocations from equity method investments 2,932 1,400 Loss attributable to non-controlling interest 1,027 440 Adjusted EBITDA $ 57,785 $ 57,126 Six Months Ended June 30, 2023 2022 $ 611,141 $ 640,215 69 108 $ 611,210 $ 640,323 $ (65,893) $ (38,976) 69 108 (3,014) (1,034) 12,851 9,065 24,187 (3,813) 66,747 63,800 40,843 45,318 10,671 23,372 14,422 10,254 5,219 7,383 107 305 (198) 213 67 — (546) (6,934) 5,872 2,945 1,805 817 $ 113,209 $ 112,823

23 Reconciliation of Non-GAAP Financial Measures © 2023 Envestnet, Inc. All rights reserved. Three Months Ended June 30, (in thousands, except share and per share information) (unaudited) 2023 2022 Net loss $ (23,132) $ (24,268) Income tax provision (benefit) 418 (5,833) Loss before income tax provision (benefit) (22,714) (30,101) Add (deduct): Deferred revenue fair value adjustment 17 54 Non-cash interest expense 1,427 1,415 Cash interest - Convertible Notes 4,543 2,480 Non-cash compensation expense 21,390 23,504 Restructuring charges and transaction costs 6,508 21,026 Severance 8,234 7,148 Amortization of acquired intangibles 15,720 17,645 Litigation, regulatory and other governance related expenses 2,145 4,306 Foreign currency 74 413 Non-income tax expense adjustment (30) 189 Fair market value adjustment to investment in private company 67 — Dilution gain on equity method investee share issuance (546) (6,934) Loss allocations from equity method investments 2,932 1,400 Loss attributable to non-controlling interest 1,027 440 Adjusted net income before income tax effect 40,794 42,985 Income tax effect (10,403) (10,961) Adjusted net income $ 30,391 $ 32,024 Basic number of weighted-average shares outstanding 54,439,733 55,203,120 Effect of dilutive shares: Convertible Notes 11,253,471 9,898,549 . Non-vested RSUs and PSUs 316,758 199,853 . Options to purchase common stock 57,902 129,217 . Warrants — 22,170 . Diluted number of weighted-average shares outstanding 66,067,864 65,452,909 Adjusted net income per diluted share $ 0.46 $ 0.49 Six Months Ended June 30, 2023 2022 $ (65,893) $ (38,976) 24,187 (3,813) (41,706) (42,789) 69 108 2,869 3,474 9,108 4,960 40,843 45,318 10,671 23,372 14,422 10,254 32,660 35,165 5,219 7,383 107 305 (198) 213 67 — (546) (6,934) 5,872 2,945 1,805 817 81,262 84,591 (20,722) (21,571) $ 60,540 $ 63,020 54,289,443 55,054,272 11,361,458 9,898,549 . 445,323 381,397 . 73,271 142,510 . — 37,473 . 66,169,495 65,514,201 $ 0.91 $ 0.96

24 Reconciliation of Non-GAAP Financial Measures Year ended December 31, (in millions) (unaudited) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Net income (loss) $0.47 $3.66 $13.98 $4.44 ($55.57) ($3.28) $4.01 ($17.20) ($2.64) $12.69 ($85.48) Accretion on contingent consideration and purchase liability - - - 0.89 0.15 0.51 0.22 1.77 1.69 0.73 - Deferred revenue fair value adjustment 1.25 0.16 - 0.32 1.27 0.13 0.12 9.27 0.69 0.28 0.22 Depreciation and amortization 12.40 15.33 18.65 27.96 64.00 62.82 77.63 101.27 113.66 117.77 130.55 Fair market value adjustment to investment in private company - - - - - - - - - (0.76) (0.40) Fair market value adjustment on contingent consideration liability - 0.50 (1.43) (4.15) 1.59 - - (8.13) (3.11) (1.07) - Foreign currency - - - - (0.72) 0.49 (0.59) (0.07) 0.12 (0.01) 1.42 Impairment of equity method investment - - - - 0.73 - - - - - - Imputed interest expense on contingent consideration - 0.79 1.47 - - - - - - - - Income tax provision (benefit) 2.60 2.05 8.53 4.55 15.08 1.59 (13.17) (30.89) (5.40) 7.67 7.06 Interest expense - - 0.63 10.27 16.60 16.35 25.20 32.52 31.50 16.93 16.84 Interest income (0.03) (0.02) (0.14) (0.34) (0.04) (0.20) (2.36) (3.35) (1.11) (0.83) (4.18) Litigation related expense 0.27 0.01 0.02 0.07 5.59 1.03 - 2.88 7.83 7.59 6.06 Loss allocation from equity method investments - - - - 1.42 1.47 1.15 2.36 5.40 7.09 8.87 (Income) loss attributable to non-controlling interest - - 1.23 1.64 1.08 0.32 1.79 0.11 (1.83) (0.70) 2.30 Non-cash compensation expense 4.04 8.92 11.42 15.16 33.28 31.33 40.25 60.44 57.11 68.02 80.33 Non-income tax expense adjustment - - - - 6.23 0.35 (0.59) 0.37 0.42 (1.35) 0.80 Non-recurring gains - - - - - - - - (5.88) - - Other - - (1.83) 0.07 (1.38) - - - - - - Re-audit related expenses - 3.11 - - - - - - - - - Restructuring charges and transaction costs 2.72 3.30 2.67 13.50 5.78 13.67 15.58 26.56 19.38 18.49 35.14 Severance 0.28 0.79 0.74 1.70 4.34 2.32 8.32 15.37 25.11 11.35 30.12 Gain on acquisition of equity method investment - - - - - - - - (4.23) - - Gain on settlement of liability - - - - - - - - - (1.21) - Gain on insurance reimbursement - - - - - - - - - (0.97) - Gain on sale of interest in private company - - - - - - - - (1.65) - - Dilution gain on equity method investee share issuance - - - - - - - - - - (9.52) Adjusted EBITDA $23.99 $38.59 $55.94 $76.07 $99.44 $128.89 $157.55 $193.29 $242.94 $261.73 $220.13 © 2023 Envestnet, Inc. All rights reserved.